UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 22, 2011

REGIONS FINANCIAL

CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 326-5807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On June 22, 2011, Regions Financial Corporation (“Regions”) announced that its subsidiaries Morgan Keegan & Company, Inc. (“Morgan Keegan”) and Morgan Asset Management, Inc. (“Morgan Asset Management”) entered into settlements with the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority and state securities regulators from Alabama, Kentucky, Mississippi, South Carolina and Tennessee regarding previously disclosed matters relating to certain Morgan Keegan closed-end and mutual funds (the “Funds”) and alleging violations of federal and state securities laws and NASD rules by Morgan Keegan and Morgan Asset Management in connection with the Funds. Morgan Asset Management divested its closed-end and mutual fund business in 2008.

As part of the settlements, Morgan Keegan and Morgan Asset Management agreed to (i) pay $210 million ($200 million of which will be placed into two Fair Funds for the benefit of investors in the Funds and up to $10 million of which will be paid to participating states as a penalty), (ii) implement certain measures relating to valuation of securities for registered investment companies, (iii) a prohibition against creating, offering or selling a proprietary fund marketed and sold to investors (other than certain institutional and qualified investors) for a period of two years, and (iv) the imposition of certain injunctive relief. Additional state securities regulators are eligible to join the settlement and receive a share of the $10 million. The full amount of these settlements had been previously reserved for in anticipation of resolution of these matters.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the agreements, copies of which are attached as Exhibits 10.1 through 10.7, respectively, and are incorporated herein by reference. The form of settlement agreement for other states is attached as Exhibit 10.8 and is incorporated herein by reference. A copy of the press release announcing the settlements is also attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01.	Other Events.

Regions also announced in the attached press release that it has retained Goldman, Sachs & Co. to explore strategic alternatives with regard to Morgan Keegan. This review does not include Morgan Asset Management and Regions Morgan Keegan Trust (a division of Regions Bank).

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities and Exchange Commission Order dated June 22, 2011.

10.2	Financial Industry Regulatory Authority Letter of Acceptance, Waiver and Consent.

10.3	Alabama Securities Commission Administrative Consent Order as to Respondents MKC, MAM and Kelsoe.

10.4	Kentucky Public Protection Cabinet, Department of Financial Institutions Administrative Consent Order as to Respondents MKC, MAM and Kelsoe.

10.5	Mississippi Secretary of State Securities and Charities Division Administrative Consent Order.

10.6	South Carolina Securities Commissioner Administrative Consent Order as to Respondents Morgan Asset Management, Inc., Morgan Keegan & Company, Inc., and James C. Kelsoe, Jr.

10.7	Tennessee Securities Division Consent Order.

10.8	Form of Agreement with other states securities regulators.

99.1	Press Release of Regions Financial Corporation dated June 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: June 22, 2011